Exhibit 99.1

UNITED STATES DEPARTMENT OF JUSTICE OFFICE OF THE UNITED STATES TRUSTEE SOUTHERN DISTRICT OF CALIFORNIA

In Re: IMPERIAL CAPITAL BANCORP, INC., a Delaware corporation Debtor(s).	CHAPTER 11 (BUSINESS) CASE NO. 3:09-bk-19431 OPERATING REPORT NO. 1 FOR THE MONTH ENDING: December, 2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT**)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS	$0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS
		$0.00
3.	BEGINNING BALANCE:	$5,700,756.55

4.	RECEIPTS DURING CURRENT PERIOD:

	ACCOUNTS RECEIVABLE - PRE-FILING	$0.00
	ACCOUNTS RECEIVABLE - POST-FILING	$0.00
	GENERAL SALES	$0.00
	OTHER (SPECIFY) ______________________	$0.00
	OTHER** (SPECIFY) ___________________	$0.00

	TOTAL RECEIPTS THIS PERIOD:	$0.00
5.	BALANCE:	$5,700,756.55

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

	TRANSFERS TO OTHER DIP ACCOUNTS	$3,100.00
	DISBURSEMENTS	$0.00

TOTAL DISBURSEMENTS THIS PERIOD***:	$3,100.00

7.	ENDING BALANCE:	$5,697,656.55

8.	GENERAL ACCOUNT NUMBER
	DEPOSITORY NAME AND LOCATION Bank of America, 1655 Grant Street Bldg A, 10th Floor, Concord, CA 94520-2445

*	All receipts must be deposited into the general account.

*   All receipts must be deposited into the general account.
**Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
12/31/2009	Debit Adjustment	Payroll Account	Transfer to Payroll Account	$3,100.00
				$
				$
				$
				$
				$
				$
				$
				$
				$
				$
				$
				$
				$
				$
				$
				$
				$
				$
				$
TOTAL DISBURSEMENTS THIS PERIOD                                                  $ 3,100.00
Add additional pages as necessary to include all disbursements.

GENERAL ACCOUNT
BANK RECONCILIATION*

Balance per bank statement dated: 12/31/2009___________________	$5,697,656.55

Plus deposits in transit (a):

Deposit Date	Deposit Amount
__________	$_____________
__________	$_____________
__________	$_____________

Total deposits in transit

Less outstanding checks (a):

Check Number	Check Date	Check Amount
Debit Adjustment	12/31/2009	3,100.00

Total outstanding checks	<0.00>

Bank statement adjustments**

Adjusted bank balance	$5,697,656.55

*	It is acceptable to attach lists of deposits in transit and outstanding checks to this form or to replace this form with a similar form.

**Please attach a detailed explanation of any bank statement adjustment.

I. CASH RECEIPTS AND DISBURSEMENTS (Continued)
B. (PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	$0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	$0.00

3.	BEGINNING BALANCE	$0.00

4.	RECEIPTS: TRANSFERRED FROM GENERAL ACCOUNT	$3,100.00

5.	BALANCE	$3,100.00

6.	LESS: DISBURSEMENTS DURING CURRENT PERIOD

DATE	CHECK NO.	PAYEE	AMOUNT

TOTAL DISBURSEMENTS THIS PERIOD:	$0.00

7.	ENDING BALANCE:	$3,100.00
8.	PAYROLL ACCOUNT NUMBER DEPOSITORY NAME AND LOCATION Bank of America, 1655 Grant Street Bldg A, 10th Floor, Concord, California 94500-2455

PAYROLL ACCOUNT
BANK RECONCILIATION*

Balance per bank statement dated: 12/31/2010	$3,100.00

Plus deposits in transit (a):

Deposit Date	Deposit Amount
__________	$_____________
__________	$_____________
__________	$_____________

Total deposits in transit	0.00

Less outstanding checks (a):

Check Number	Check Date	Check Amount

Total outstanding checks	<0.00>

Bank statement adjustments**

Adjusted bank balance	$3,100.00

*	It is acceptable to attach lists of deposits in transit and outstanding checks to this form or to replace this form with a similar form.

**Please attach a detailed explanation of any bank statement adjustment.

I. CASH RECEIPTS AND DISBURSEMENTS (Continued)
B. (TAX ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS	$0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS	$0.00

3.	BEGINNING BALANCE	$0.00

4.	RECEIPTS: TRANSFERRED FROM GENERAL ACCOUNT	$0.00

5.	BALANCE	$0.00

6.	LESS: DISBURSEMENTS DURING CURRENT PERIOD

DATE	CHECK NO.	PAYEE	AMOUNT

TOTAL DISBURSEMENTS THIS PERIOD:	$0.00

7.	ENDING BALANCE:	$0.00

8.	TAX ACCOUNT NUMBER
	DEPOSITORY NAME AND LOCATION Bank of America, 1655 Grant St, Bldg A, 10th Floor Concord, CA 94520-2445

D. SUMMARY SCHEDULE OF CASH

ENDING BALANCE FOR PERIOD:

GENERAL ACCOUNT		$5,697,656.55
PAYROLL ACCOUNT		$3,100.00
TAX ACCOUNT		$0.00
OTHER ACCOUNTS*: ____________	$
OTHER MONIES*:_______________	$
PETTY CASH**	$
TOTAL CASH AVAILABLE	$
    NOTE: Attach copies of monthly accounts statements from financial institutions for each account.

*Specify the fund and the type of holding (i.e., CD, Savings Account, Investment securities, etc.), and the depository name, location, and account number.

**Attach exhibit itemizing all petty cash transactions.

TAX ACCOUNT
BANK RECONCILIATION*

Balance per bank statement dated:_____________________	$0.00

Plus deposits in transit (a):

Deposit Date	Deposit Amount

$

Total deposits in transit	0.00

Less outstanding checks (a):

Check Number	Check Date	Check Amount

Total outstanding checks	<0.00>
Bank statement adjustments**
Adjusted bank balance	$0.00

*	It is acceptable to attach lists of deposits in transit and outstanding checks to this form or to replace this form with a similar form.

**Please attach a detailed explanation of any bank statement adjustment.

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS,

AND OTHER PARTIES TO EXECUTORY CONTRACTS

CREDITOR, LESSOR, ETC.	FREQUENCY OF PAYMENTS (Mo./Qtr.)	AMOUNT OF PAYMENT	POST-PETITION PAYMENTS NOT MADE (NUMBER)	TOTAL DUE
0.00

TOTAL DUE

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
GROSS SALES SUBJECT TO SALES TAX	$
TOTAL WAGES PAID	$

	TOTAL POST-PETITION AMOUNTS OWING	AMOUNT DELINQUENT	DATE DELINQUENT AMOUNT DUE
FEDERAL WITHHOLDING	$ None	$
STATE WITHHOLDING	$	$
FICA - EMPLOYER'S SHARE	$	$
FICA - EMPLOYEE'S SHARE	$	$
FEDERAL UNEMPLOYMENT	$	$
STATE WITHHOLDING	$	$
SALES AND USE	$	$
REAL PROPERTY	$	$
OTHER: (SPECIFY)	$	$
TOTAL:	$	$

IV. AGING OF ACCOUNTS PAYABLE AND ACCOUNTS RECEIVABLE

	ACCOUNTS PAYABLE* (POST-PETITION ONLY)	ACCOUNTS Pre-Petition	RECEIVABLE Post-Petition
30 days or less	None
31 - 60 days
61 - 90 days
91 - 120 days
Over 120 days
TOTALS:

V. INSURANCE COVERAGE

	NAME OF CARRIER	AMOUNT OF COVERAGE	POLICY EXPIRATION DATE	PREMIUM PAID THROUGH:
General Liability	See attached	schedule
Worker Compensation
Casualty
Vehicle

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Qtrly Period Ending	Total Disbursements	Qtrly Fees	Date Paid	Amount Paid	Qtrly Fee Still Owing
None

*Post-Petition Accounts Payable should not include professionals' fees and expenses which have been incurred but not yet awarded by the Court. Post-Petition Accounts Payable should include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period of the report.

VII.                  SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Authorized Gross Compensation*	Gross Compensation Paid During the Month
None

* Please indicate how compensation was identified in the order (e.g., $1,000/wk, $2,500/mo)

VIII.                  SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Payment	Description	Amount Paid During the Month
None

On December 18, 209, the Federal Deposit Insurance Corporation ("FDIC") seized the Debtor's subsidiary, Imperial Capital Bank.  Due to that seizure, the Debtor currently does not have access to the books of account and records or financial information that had been located on its computer hard discs.  Hence, the Debtor has been prejudiced in its efforts to provide the information required to complete the Profit and Loss Statement and Balance Sheet portions of the Monthly Operating Report for December, 2009.  The FDIC has indicated that it will be returning the Debtor's electronic accounting records sometime before the end of January, 2010.  The Debtor will amend the December Monthly Operating Report and file it with the Court and submit to the U.S. Trustee's office.

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue
Less: Returns/Discounts	( )	( )
Net Sales/Revenue

Cost of Goods Sold:
Beginning Inventory at cost Purchases
Less: Ending Inventory at cost	( )	( )
Cost of Goods Sold (COGS)

Gross Profit
Other Operating Income (Itemize)

Operating Expenses:
Payroll - Insiders
Payroll - Other Employees
Payroll Taxes
Other Taxes (Itemize)
Depreciation and Amortization
Rent Expense - Real Property
Lease Expense - Personal Property
Insurance
Real Property Taxes
Telephone and Utilities
Repairs and Maintenance
Travel and Entertainment (Itemize)
Miscellaneous Operating Expenses (Itemize)	( )	( )
Total Operating Expenses

Net Gain/(Loss) from Operations

Non-Operating Income:
Interest Income
Net Gain on Sale of Assets (Itemize)
Other (Itemize)
Total Non-Operating income	( )	( )

Non-Operating Expenses:
Interest Expense
Legal and Professional (Itemize)
Other (Itemize)
Total Non-Operating Expenses
NET INCOME/(LOSS)
(Attach exhibit listing all itemizations required above)

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

Current Month End
ASSETS
Current Assets:
Unrestricted Cash
Restricted Cash
Accounts Receivable
Inventory
Notes Receivable
Prepaid Expenses
Other (Itemize)
Total Current Assets

Property, Plant, and Equipment
Accumulated Depreciation/Depletion
Net Property, Plant, and Equipment

Other Assets (Net of Amortization):
Due from Insiders
Other (Itemize)
Total Other Assets

TOTAL ASSETS

LIABILITIES
Postpetition Liabilities:
Accounts Payable
Taxes Payable
Notes Payable
Professional fees
Secured Debt
Other (Itemize)
Total Postpetition Liabilities

Prepetition Liabilities:
Secured Liabilities
Priority Liabilities
Unsecured Liabilities
Other (Itemize)
Total Prepetition Liabilities
TOTAL LIABILITIES

EQUITY:
Prepetition Owners' Equity
Postpetition Profit/(Loss)
Direct Charges to Equity
TOTAL EQUITY

TOTAL LIABILITIES & EQUITY

XI. QUESTIONNAIRE

1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court?
XXX   No.
____   Yes.   Explain ________________________________________________________________________________________________
_________________________________________________________________________________________________________________

2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?
XXX  No.
_____  Yes.  Amount, to whom, and for what period? _______________________________________________________________________________
______________________________________________________________________________________________________________________________

3.       State what progress was made during the reporting period toward filing a plan of reorganization:
The Debtor filed forchapter 11 protection on December 18, 2009 just after the Federal Deposit Insurance Corporation ("FDIC") seized its subsidiary, Imperial Capital Bank.  The Debtor is in the very early stages of its case and as such is in the process of determining what assets it possesses that were not seized by the FDIC.  The FDIC seized the Debtor's books and records along with its computer files, while the FDIC has indicated that it will return these items to the Debtor sometime before the end of January 2010, the Debtor has incomplete information to formulate a plan of reorganization at this time.

4.        Describe potential future developments which may have a significant impact on the case.
    ______________________________________________________________________________________________________________________
    ______________________________________________________________________________________________________________________
    ______________________________________________________________________________________________________________________
    ______________________________________________________________________________________________________________________

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period. NONE

6.        Did you receive any exempt income this month, which is not set forth in the operating report?
           XXX  No.
           ____  Yes. Please set forth the amounts and the source of the income.
    ______________________________________________________________________________________________________________________
    ______________________________________________________________________________________________________________________
    ______________________________________________________________________________________________________________________

    I, Antony Rusnak, Chief Operating Officer, General Counsel and Secretary (Name and title), declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date: January 25, 2010	/s/ Anthony Rusnak
Principal for debtor-in-possession